Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Summit Networks Inc. (the “Company”) for the period ended September 13, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Xian Nan Zhen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: November 14, 2025	By:	/s/Xian Nan Zhen
Xian Nan Zhen
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)